SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington		98006

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code          (425) 586-8700

(Former name or former address, if changes since last report)

ITEM 5. Other Events
ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 5. Other Events

On July 8, 2003, Western Wireless Corporation announced a GSM Roaming Agreement with AT&T Wireless.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibit

     99.1 Press release dated July 8, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)

Date: July 8, 2003	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson
Senior Vice President and General Counsel